                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             THE HERTZ CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                                   HERTZ LOGO

The Hertz Corporation                                         225 Brae Boulevard
                                                    Park Ridge, New Jersey 07656

                                                                  April 15, 1998

TO OUR STOCKHOLDERS:

The 1998 annual meeting will be held on May 21, 1998 at 10:00 a.m., eastern daylight savings time, at The Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on page 37.

                                               /s/ F.A. Olson
                                               FRANK A. OLSON
                                               Chairman of the Board

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                               TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders....................       i
Defined Terms...............................................      ii
Proxy Statement.............................................       1
Election of Directors.......................................       3
Committees of the Board of Directors........................       7
Management Stock Ownership..................................       9
Section 16(a) Beneficial Ownership Reporting Compliance.....      10
Security Ownership of Certain Beneficial Owners.............      10
Compensation of Directors...................................      11
Certain Relationships and Related Transactions..............      11
Compensation Committee Report on Executive Compensation.....      14
Compensation of Executive Officers..........................      17
Stock Options...............................................      19
Long-Term Incentive Plan Awards.............................      21
Employment Agreements.......................................      22
Stock Performance Graphs....................................      23
Retirement Plans............................................      24
Proposals Requiring Your Vote...............................      26
Stockholder Proposals for 1999..............................      36
Annual Report and Other Matters.............................      36
Expenses of Solicitation....................................      36
How to Attend the Annual Meeting............................      37
Location of the Annual Meeting..............................      37
Long-Term Equity Compensation Plan..........................     A-1
Nonemployee Director Stock Option Plan......................     B-1

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of The Hertz Corporation will be held at The Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey on May 21, 1998, at 10:00 a.m., eastern daylight savings time. The purpose of the meeting is to elect directors and to vote on the following proposals:

PROPOSAL 1. The approval of Coopers & Lybrand L.L.P. as Hertz's independent public accountants for 1998.

PROPOSAL 2. The approval of Hertz's Long-Term Equity Compensation Plan.

PROPOSAL 3. The approval of Hertz's Nonemployee Director Stock Option Plan.

The record date for the annual meeting is March 25, 1998. Only stockholders of record at the close of business on that date can vote at the meeting.

                                         /s/ John M. Rintamaki
                                         JOHN M. RINTAMAKI
                                         Secretary

April 15, 1998

                                 DEFINED TERMS

"CLASS A COMMON STOCK" means Hertz's Class A Common Stock.

"CLASS B COMMON STOCK" means Hertz's Class B Common Stock.

"COMMON STOCK" means Hertz's Class A Common Stock and Class B Common Stock.

"HERTZ" or "WE" or "COMPANY" means The Hertz Corporation.

"EXECUTIVE INCENTIVE COMPENSATION PLAN" means Hertz's Executive Incentive Compensation Plan.

"FFS" means Ford Financial Services, Inc.

"FORD" means Ford Motor Company.

"FORD FSG" means Ford FSG, Inc., a wholly-owned indirect subsidiary of Ford.

"HERC" means Hertz Equipment Rental Corporation, a wholly-owned subsidiary of Hertz.

"HERTZ AUSTRALIA" means Hertz Australia Pty. Limited, a wholly-owned indirect subsidiary of Hertz.

"LONG-TERM EQUITY COMPENSATION PLAN" means Hertz's Long-Term Equity Compensation Plan.

"LONG-TERM INCENTIVE PLAN" means Hertz's Long-Term Incentive Plan.

"NAMED EXECUTIVES" means the executives named in the Summary Compensation Table on page 17.

                                PROXY STATEMENT

THE HERTZ CORPORATION                                             April 15, 1998
225 BRAE BOULEVARD
PARK RIDGE, NEW JERSEY 07656

The Board of Directors is soliciting proxies to be used at the 1998 annual meeting. This proxy statement and the form of proxy will be mailed to stockholders beginning April 15, 1998.

Definitions of capitalized terms in this Proxy Statement are on the facing page.

WHO CAN VOTE

Record holders of Class A Common Stock and record holders of Class B Common Stock at the close of business on March 25, 1998 may vote at the meeting.

On March 25, 1998, 40,866,186 shares of Class A Common Stock and 67,310,167 shares of Class B Common Stock were outstanding. Each stockholder has one vote for each share of Class A Common Stock and five votes for each share of Class B Common Stock.

Holders of Class A Common Stock have 10.8% of the general voting power; holders of Class B Common Stock have the remaining 89.2% of the general voting power. Holders of Class A Common Stock and holders of Class B Common Stock will vote together, without regard to class, on the matters to be voted upon at the meeting.

HOW YOU CAN VOTE

If you return your signed proxy to us before the annual meeting, we will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some, or none of the nominees for director. You can also specify whether you approve, disapprove, or abstain from each of the Proposals. The Proposals will be presented at the meeting by management. The Proposals are described in this proxy statement on pages 26-35.

IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS" BELOW; AND "FOR" EACH OF THE PROPOSALS.

REVOCATION OF PROXIES

You can revoke your proxy at any time before it is exercised in any of three ways:

     (1) by submitting written notice of revocation to the Secretary;

     (2) by submitting another proxy that is properly signed and later dated; or

     (3) by voting in person at the meeting.

REQUIRED VOTES

A majority of the votes that could be cast in the election or on a proposal by stockholders who are either present in person or represented by proxy at the meeting is required to elect the nominees for director and to approve each of the Proposals. The votes are computed for each share as described on page 1.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for a Proposal because they don't have discretionary voting authority and haven't received instructions as to how to vote on such Proposal (so-called "broker nonvotes") are not considered "shares present" and will not affect the outcome of the vote.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

We do not know of any other matters to be presented or acted upon at the meeting. No business besides that stated in the meeting notice may be transacted at this meeting of stockholders. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

                             ELECTION OF DIRECTORS

Nine directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form but don't specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

Each of the nominees for director is now a member of the Board of Directors, which met two times during 1997. The following information about the nominees was provided by the nominees.

NOMINEES
--------------------------------------------------------------------------------

FRANK A. OLSON
Age:                          65
Director Since:               1974
Principal Occupation:         Chairman and Chief Executive Officer ("CEO"), The
                              Hertz Corporation
Recent Business Experience:   Mr. Olson has been CEO of the Company since March
                              1977 and Chairman of the Board of Directors since
                              June 1980. From June 1987 to December 1987, Mr.
                              Olson was also Chairman of the Board, President and
                              CEO of UAL Corporation.
Other Directorships:          Becton, Dickinson and Co.; Cooper Industries, Inc.;
                              Fund American Holdings, Inc.; Amerada Hess
                              Corporation
===========================================================================================================
CRAIG R. KOCH
Age:                          51
Director Since:               1994
Principal Occupation:         President and Chief Operating Officer ("COO"), The
                              Hertz Corporation
Recent Business Experience:   Mr. Koch has been President and COO of the Company
                              since September 1993. Prior to that time, Mr. Koch
                              held a number of senior management positions within
                              Hertz, including Executive Vice President and
                              President -- North America Car Rental Operations;
                              Executive Vice President and General Manager -- Car
                              Rental Division.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
LOUIS C. BURNETT
Age:                          52
Director Since:               1997
Principal Occupation:         Managing Partner, Secura/Burnett Partners LLP
Recent Business Experience:   Mr. Burnett is the Co-Founder and Managing Partner
                              of Secura/Burnett Partners. Prior to entering the
                              consulting business, Mr. Burnett spent 20 years as
                              a banker with Wells Fargo Bank and Union Bank.
-----------------------------------------------------------------------------------------------------------
JOHN M. DEVINE
Age:                          53
Director Since:               1996
Principal Occupation:         Executive Vice President and Chief Financial
                              Officer ("CFO"), Ford Motor Company
Recent Business Experience:   Mr. Devine has been Executive Vice President and
                              CFO of Ford since November 1996 and CFO of Ford
                              since October 1994. From April 1991 until May 1994,
                              Mr. Devine was Chairman of the Board and CEO of
                              First Nationwide Bank.
===========================================================================================================
EDWARD E. HAGENLOCKER
Age:                          58
Director Since:               1997
Principal Occupation:         Vice Chairman, Ford Motor Company
Recent Business Experience:   Mr. Hagenlocker has been Vice Chairman of Ford
                              since 1996 and Chairman of Ford's Visteon
                              Automotive Systems since 1997. Prior to that time,
                              Mr. Hagenlocker held a number of senior management
                              positions within Ford, including President of Ford
                              Automotive Operations and Chairman of Ford Europe.
Other Directorships:          Air Products and Chemicals, Inc.; Boise Cascade
                              Corporation
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
MICHAEL T. MONAHAN
Age:                          59
Director Since:               1997
Principal Occupation:         President, Comerica Incorporated and Comerica Bank
Recent Business Experience:   Mr. Monahan has been the President of Comerica Bank
                              since 1992 and the President of Comerica
                              Incorporated since July 1993. Prior to that time,
                              Mr. Monahan was the President and COO of
                              Manufacturers National Corporation and
                              Manufacturers Bank, N.A.
Other Directorships:          Comerica Incorporated; Comerica Bank; Jacobson
                              Stores, Inc.
-----------------------------------------------------------------------------------------------------------
PETER J. PESTILLO
Age:                          60
Director Since:               1993
Principal Occupation:         Executive Vice President-Corporate Relations, Ford
                              Motor Company
Recent Business Experience:   Mr. Pestillo has been Executive Vice President-
                              Corporate Relations of Ford since January 1993.
                              Prior to that time, Mr. Pestillo held a number of
                              senior management positions within Ford, including
                              Vice President-Corporate Relations and Diversified
                              Businesses; Vice President-Employee and External
                              Affairs.
Other Directorships:          Rouge Steel Company
-----------------------------------------------------------------------------------------------------------
JOHN M. THOMPSON
Age:                          55
Director Since:               1997
Principal Occupation:         Senior Vice President and Group Executive,
                              International Business Machines Corporation
Recent Business Experience:   Mr. Thompson has been Senior Vice President and
                              Group Executive of IBM since 1993. Prior to that
                              time, Mr. Thompson held a number of senior
                              management positions within IBM, including
                              President and CEO of IBM Canada, Chairman of IBM
                              Canada and Global Vice President of Marketing.
Other Directorships:          Toronto Dominion Bank
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
JOSEPH A. WALKER
Age:                          43
Director Since:               1997
Principal Occupation:         Managing Director, J. P. Morgan & Co.
Recent Business Experience:   Mr. Walker has been Co-head of Advisory/Mergers and
                              Acquisitions at J. P. Morgan since 1994. Prior to
                              that time, Mr. Walker held a number of senior
                              positions within J. P. Morgan, including Head of
                              the Basic Industries Group in the Advisory/Merger
                              and Acquisitions Department and Head of the
                              Restructuring Advisory Group.
Other Directorships:          Roulette Intermedium, Inc.; Meet the Composer;
                              Pratt Institute
-----------------------------------------------------------------------------------------------------------

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

Number of Members:             2

Members:                       Joseph A. Walker(Chairman)
                               Louis C. Burnett

Number of Meetings in 1997:    2

Functions:                     Selects independent public accountants to audit
                               Hertz's books and records, subject to stockholder approval.

                               Consults with these accountants and reviews and approves the scope of their audit.

                               Reviews internal controls, accounting practices, financial structure, and financial reporting.

                               Reports to the Board of Directors about these matters.

COMPENSATION COMMITTEE

Number of Members:             2

Members:                       Michael T. Monahan (Chairman)
                               John M. Thompson

Number of Meetings in 1997:    1

Functions:                     Considers and makes recommendations on Hertz's
                               executive compensation plans.

                               Establishes base salaries and determines any Executive Incentive Compensation Plan awards for Hertz's executive officers.

                               Considers and makes grants of stock options, grants of restricted stock, and Long-Term Incentive Plan awards.

NOMINATING COMMITTEE

Number of Members:             5

Members:                       Frank A. Olson (Chairman)
                               Louis C. Burnett
                               Michael T. Monahan
                               John M. Thompson
                               Joseph A. Walker

Number of Meetings in 1997:    0 (The Nominating Committee was established in
                               1998)

Functions:                     Considers stockholder suggestions for nominees
                               for director (other than self-nominations).
                               Suggestions should be submitted to the Secretary of the Company, 225 Brae Boulevard, Park Ridge,
                               New Jersey 07656. Suggestions received by the
                               Secretary's office before December 31 will be considered by the Committee at a regular meeting in the following year, before the proxy materials are mailed to the stockholders.

SPECIAL FINANCE COMMITTEE

Number of Members:             2

Members:                       Frank A. Olson
                               Craig R. Koch

Number of Meetings in 1997:    2

Functions:                     Approves the issuance of public debt.

                           MANAGEMENT STOCK OWNERSHIP

The table below shows how much stock of Hertz and Ford each director, nominee and Named Executive beneficially owned as of March 1, 1998. No director, nominee or executive officer, including Named Executives, beneficially owned more than 0.6% of Hertz's total outstanding Class A Common Stock or Ford Common Stock. Present directors and executive officers as a group, including the Named Executives, beneficially owned 1.7% of Hertz Class A Common Stock and less than 0.04% of Ford Common Stock. In addition, these persons held options exercisable on or within 60 days after March 1, 1998 to buy 276,806 shares of Hertz Class A Common Stock and 642,520 shares of Ford Common Stock under stock option plans.

------------------------------------------------------------------------------------------------------------
                                                     Amount and Nature of Beneficial Ownership
                                        --------------------------------------------------------------------
                                           Hertz Class A Common Stock           Ford Common Stock(1)(2)
                                        --------------------------------------------------------------------
                   Name                 Unrestricted(3)    Restricted(4)     Unrestricted      Restricted(5)
------------------------------------------------------------------------------------------------------------
    Frank A. Olson*                          22,000           215,260
------------------------------------------------------------------------------------------------------------
    Craig R. Koch*                            9,000           157,015
------------------------------------------------------------------------------------------------------------
    William Sider(6)                         24,053                               1,800
------------------------------------------------------------------------------------------------------------
    Antoine E. Cau(7)                        11,000
------------------------------------------------------------------------------------------------------------
    Joseph R. Nothwang                       12,500            59,865               440
------------------------------------------------------------------------------------------------------------
    Louis C. Burnett*                         1,000
------------------------------------------------------------------------------------------------------------
    John M. Devine*                           2,000                              28,017(8)
------------------------------------------------------------------------------------------------------------
    Edward E. Hagenlocker*                    2,000                              91,021(8)         84,519
------------------------------------------------------------------------------------------------------------
    Michael T. Monahan*                       1,000
------------------------------------------------------------------------------------------------------------
    Peter J. Pestillo*                        5,000                              92,641(8)        121,789
------------------------------------------------------------------------------------------------------------
    John M. Thompson*                         1,500                                 200
------------------------------------------------------------------------------------------------------------
    Joseph A. Walker*                              (9)
------------------------------------------------------------------------------------------------------------
    All Directors and Executive             114,753           566,560           214,119           206,308
    Officers
    as a group (21 persons)
------------------------------------------------------------------------------------------------------------

* Indicates Directors

NOTES

(1)On March 1, 1998, or within 60 days after that date, the following individuals have exercisable options to acquire shares of Ford Common Stock awarded under Ford's 1990 Long-Term Incentive Plan, as follows: Mr.
Devine -- 117,320 shares; Mr. Hagenlocker -- 249,500 shares; Mr. Koch -- 11,250 shares; Mr. Olson -- 15,000 shares; and Mr. Pestillo -- 249,450 shares. Also see Note (2).

(2)To account for any change in the value of Ford Common Stock that may result from the spin-off of Ford's interest in Associates First Capital Corporation on April 7, 1998, Ford is adjusting the following items as of April 9, 1998 to ensure that the aggregate value of the item before and after the spin-off will be approximately equal: common stock units and stock options. Because the adjustments are underway on the date of this proxy statement, they are not reflected in the data.

(3)Present directors and executive officers as a group have reported and disclaimed beneficial ownership of a total of 400 shares of Hertz Class A Common Stock.

(4)Awarded under the Long-Term Equity Compensation Plan and subject to restrictions as described in the Compensation Committee Report on Executive Compensation beginning on page 14 of this proxy statement.

(5)These are shares contingently credited under Ford's Supplemental Compensation Plan. Also see Note (2).

(6)Mr. Sider retired on February 1, 1998.

(7)Mr. Cau resigned on January 7, 1998.

(8)Includes units in the Ford Stock Fund under Ford's Savings and Stock Investment Plan, credited to the following individuals and representing the following number of shares: Mr. Devine -- 13,767 shares; Mr.
Hagenlocker -- 19,113 shares; and Mr. Pestillo -- 1,552 shares.

(9)Subsequently, Mr. Walker acquired 1,000 shares of Hertz Class A Common Stock.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on Hertz's records and other information, Hertz believes that all Securities and Exchange Commission filing requirements applicable to its directors and officers were complied with for 1997.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table shows the name and address of each person known to Hertz that beneficially owns in excess of 5% of any class of Hertz voting stock as of March 1, 1998.

 ----------------------------------------------------------------------------------------------------------
                                                               Amount and Nature of Beneficial Ownership
 ----------------------------------------------------------------------------------------------------------
                                                                                 Shared Voting
                                     Name and Address        Sole Voting and     and Investment    Percent
   Title of Class of Stock         of Beneficial Owner       Investment Power        Power         of Class
 ----------------------------------------------------------------------------------------------------------
 Class A Common Stock          Ford FSG, Inc.                 20,245,833             0              49.4 %(1)
                               The American Road
                               Dearborn, Michigan
                               48121-1899
 ----------------------------------------------------------------------------------------------------------
 Class A Common Stock          FMR Corp.                       3,747,000             0              9.15% (2)
                               82 Devonshire Street
                               Boston, Massachusetts 02109
 ----------------------------------------------------------------------------------------------------------
 Class A Common Stock          Wellington Management               0             2,073,515          5.06% (3)
                               Company, LLP
                               75 State Street
                               Boston, Massachusetts 02109
 ----------------------------------------------------------------------------------------------------------
 Class B Common Stock          Ford Motor Company             67,310,167             0              100  %(1)
                               The American Road
                               Dearborn, Michigan
                               48121-1899
 ----------------------------------------------------------------------------------------------------------

NOTES

(1)The Class A Common Stock and Class B Common Stock will be voted as a single class at the Annual Meeting for purposes of the Proposals set forth in this proxy statement. Because the holder of the Class B Common Stock is entitled to five votes per share, Ford holds 94.5% of the aggregate voting power of Hertz's outstanding common stock.

(2)Based on Schedule 13G, dated February 14, 1998, filed with the Securities and Exchange Commission, which indicates that (a) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is a registered investment advisor to various investment companies registered under Section 8 of the Investment Advisors Act of 1940 and, as a result, is the beneficial owner of 3,631,300 shares of Hertz Class A Common Stock, (b) Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is an investment manager of various institutional accounts and, as a result, is the beneficial owner of 95,700 shares of Hertz Class A Common Stock, and (c) Fidelity International Limited, a foreign-based subsidiary of FMR Corp., is an investment advisor to a number of non-U.S. investment companies and certain institutional investors and, as a result, is the beneficial owner of 20,000 shares of Hertz Class A Common Stock.

(3)Based on Schedule 13G, dated January 18, 1998, filed with the Securities and Exchange Commission, which indicates that (a) Wellington Management Company, LLP is a registered investment advisor under Section 203 of the Investment Advisors Act of 1940 and, as a result, is the beneficial owner of 2,073,515 shares of Hertz Class A Common Stock.

                           COMPENSATION OF DIRECTORS

FEES. Directors' fees, paid only to directors who are not Hertz employees or employees of any of its affiliates, are as follows:

Annual Board membership fee                                     $25,000
Attendance fee for each Board meeting or
  separate Committee meeting                                    $ 1,000

STOCK OPTION PLAN. In an effort to link director and stockholder interests, each director who is not an employee of Hertz or any of its affiliates will receive, subject to shareholder approval of Proposal 3, an initial option to purchase 1,500 shares of Class A Common Stock. Beginning in 1999, nonemployee directors will receive an annual option to purchase 1,500 shares of Class A Common Stock. The exercise price is the closing price of Class A Common Stock on the date the option is granted. Vesting terms may vary based on the Board's discretion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH DIRECTORS

Joseph A. Walker, a Managing Director of J. P. Morgan & Co., became a Hertz director on July 15, 1997. J. P. Morgan & Co. has provided Hertz with commercial and investment banking services and is expected to provide similar services in the future.

RELATIONSHIP WITH FORD

As of this date, Ford beneficially owns 49.4% of the outstanding Class A Common Stock and 100% of the outstanding Class B Common Stock of Hertz (which Class B Common Stock is entitled to five votes per share on any matter submitted to a vote of Hertz's stockholders). The common stock beneficially owned by Ford represents in the aggregate 94.5% of the combined voting power of all of Hertz's outstanding common stock. Accordingly, Ford is able to exercise control over the business and affairs of Hertz, including the ability to elect all members of Hertz's Board of Directors.

Set forth below are descriptions of certain agreements, relationships and transactions between Hertz and Ford.

CAR SUPPLY AGREEMENT

Hertz and Ford have a Car Supply Agreement with a ten-year term. The agreement began on September 1, 1997 and ends on August 31, 2007. Under the agreement, Ford and Hertz agreed to negotiate annually the supply of cars on terms and conditions that are competitive with those offered by other car manufacturers to car rental companies.

JOINT ADVERTISING AGREEMENT

Hertz and Ford have a Joint Advertising Agreement with a ten-year term. The agreement began on September 1, 1997 and ends on August 31, 2007. Under the agreement, Ford agreed to pay one-half of Hertz's advertising costs, provided, among other things, Hertz purchases up to a certain percentage of cars from Ford to meet its fleet requirements so long as Ford is competitive. The advertising must feature Ford vehicles.

CORPORATE AGREEMENT

Hertz and Ford have a Corporate Agreement under which Hertz granted to Ford a continuing option to purchase additional shares of Class B Common Stock or shares of nonvoting capital stock of Hertz necessary to maintain its then existing percentage of voting power, value and ownership. The purchase price of Class B Common Stock will be the market price of the Class A Common Stock, and the purchase price of nonvoting capital stock will be the price at which the stock may be purchased by third parties. This stock option expires if Ford reduces its beneficial ownership of Hertz's Common Stock to less than 20% of the outstanding shares.

The agreement also provides that Hertz will, upon request, register its Common Stock and nonvoting capital stock beneficially owned by Ford for sale and pay related costs and expenses.

The agreement also provides that as long as Ford maintains beneficial ownership of a majority of the shares of Hertz's Common Stock, Hertz may not take any action detrimental to Ford.

TAX-SHARING AGREEMENT

Hertz is included in Ford's federal consolidated income tax group. Hertz's federal income tax liability is included in the consolidated federal income tax liability of Ford and its subsidiaries. Hertz and Ford have a Tax Sharing Agreement under which the amount of taxes paid by Hertz will be determined as if Hertz filed separately. Utilization of foreign tax credits will be based upon the consolidated group results.

Ford is the sole and exclusive agent for Hertz in all matters relating to the income and franchise taxes and similar liabilities of Hertz. Ford has responsibility for the preparation and filing of consolidated federal, state and local income tax returns, and has the power to contest or compromise any tax adjustment or deficiency and to negotiate any refund claim for Hertz.

In general, Hertz is included in Ford's consolidated group for federal income tax purposes as long as Ford beneficially owns at least 80% of the total voting power and value of Hertz's outstanding Common Stock. During the period Hertz is included in Ford's consolidated group, Hertz could be liable for any federal tax liability incurred by any other member of Ford's consolidated group.

COMMERCIAL PAPER DEALER AGREEMENTS

Hertz has a Sales Agency Agreement with FFS, a NASD registered broker-dealer and an indirect, wholly-owned subsidiary of Ford. FFS acts as a dealer for Hertz's domestic commercial paper program. Hertz pays fees to FFS which range from .035% to .05% per annum of commercial paper placed depending on the monthly average dollar value of the notes outstanding. In 1997, Hertz paid FFS $600,000 in fees. FFS is under no obligation to purchase any notes for its own account. FFS has been the sole commercial paper dealer for Hertz since October 1994. Hertz, through its subsidiary, Hertz Australia, has a similar agreement with Ford Credit Australia Limited, also an indirect, wholly-owned subsidiary of Ford.

CREDIT FACILITY AND LOANS

Ford has extended to Hertz a $500 million credit facility under which Hertz may borrow, repay and reborrow at rates of interest based on London Interbank Offered Rates. Hertz pays Ford an annual commitment fee on the undrawn amounts equal to .07% from July 1, 1997 to and including the expiration date of the facility. The credit agreement ends on June 30, 1999, but is automatically extended annually for an additional year unless Ford gives notice of termination. No amounts are currently outstanding under this facility.

In addition, at December 31, 1997, Hertz had a $250 million loan from Ford, which matures on November 15, 1999.

OTHER RELATIONSHIPS AND TRANSACTIONS

Hertz and Ford also have other transactions in the ordinary course of their respective businesses. These include HERC providing equipment rental services to Ford, Hertz providing insurance claim management services to Ford and Hertz providing car rental services to Ford. In addition, an affiliate of Ford provides equipment resale financing to HERC's customers and relocation services to employees of Hertz.

Hertz is named as an additional insured under certain of Ford's insurance policies and pays its allocated portion of the insurance premiums.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
                 (HOW HERTZ DETERMINES EXECUTIVE COMPENSATION)

After Hertz became a public company as a result of its Initial Public Offering
(IPO) in April, 1997, the membership of its Compensation Committee (the "Committee") changed and the current members, who are independent directors of the Company, were elected. Prior to that time, officers of Ford Motor Company who were directors of Hertz constituted the Compensation Committee.

COMPENSATION COMMITTEE PHILOSOPHY AND GUIDING PRINCIPLES

The Committee has established the following philosophy and principles as its operating framework:

        - Attract and retain the best people in the industry;

        - Emphasize performance-based pay by paying above-average awards for above-average performance; and

        - Focus on the use of equity-based incentives that reward the creation of stockholder value while recognizing the achievement of key financial and strategic objectives.

COMPENSATION LEVELS

The Committee relates total compensation levels for Hertz's executive officers to the total compensation paid to similarly situated executives of several Peer Groups of companies. The companies comprising the Peer Groups were selected by Hertz and its compensation consultant to ensure that Hertz remains competitive with service companies (including car rental and equipment rental companies) and general industry standards. This group includes companies in the Russell 1000 which is used in the performance graph.

Total compensation is targeted to approximate the median of the average of the Peer Groups for executive positions. The target moves closer to the 75th percentile for selected key positions which are critical to the future success of Hertz and are held by experienced, high-performing incumbents. However, because of the performance-oriented nature of the incentive programs, total compensation may exceed market norms when Hertz's targeted performance goals are exceeded and significant value is created for stockholders. Likewise, total compensation may lag the market when performance goals are not achieved.

Based on the most recently completed compensation study conducted by the Company's independent compensation consultant, overall total compensation for the executive positions in the study approximated the median of the total compensation of similarly situated positions in the Peer Groups.

ANNUAL COMPENSATION

Eligible management and key employees participate in Hertz's Executive Incentive Compensation Plan (EICP) which pays annual cash incentive awards if certain specified objectives are met. Objectives for 1997 were based on pretax income (weighted at 60%) and return on equity (weighted at 40%). The measurement of these goals is done at the corporate level for corporate participants and a combination of corporate and business unit levels for business unit executives. Individuals are assigned target awards based on Peer Group comparisons. Actual awards can vary between 0 and 200 percent of target awards based on actual performance.

Hertz emphasizes increasing levels of profitability in the goal-setting process. Incentives are provided deep into the organization, including all operating managers, which has been critical in driving the entire organization to exceed its goals. Objectives were exceeded for most business units and overall corporate results exceeded goals. For the Named Executives, actual bonuses based on 1997 performance ranged from 132.4 to 167.6 percent of target.

Overall, base salaries for officers are slightly below the 50th percentile, and the combination of 1997 bonuses and base salaries for officers are at the 50th percentile of the consultant's survey.

LONG-TERM INCENTIVES

Hertz emphasizes the link between executives' interests and stockholder interests through equity and cash-based long-term incentives.

        - Stock Options and Restricted Stock. Grants of stock options and restricted stock were authorized as part of the IPO under the Hertz Long-Term Equity Compensation Plan. Grants were made to executive officers to ensure that their interests are aligned with stockholders. The grants contain vesting provisions which are intended to help retain executives in the increasingly competitive marketplace in which Hertz competes.

        It is expected that stock options will continue to be granted on an annual basis. Grants of restricted stock will be used only in special circumstances, primarily as a retention vehicle for officers or as needed in hiring situations. The ultimate value of stock-based awards depends on Hertz's future success as reflected in the value of its stock.

        - Long-Term Incentive Plan (LTIP). The LTIP was implemented in 1991 and was the only long-term incentive plan prior to the IPO. The LTIP provides a cash award at the end of each five-year cycle based on achievement of corporate performance measures relative to preestablished criteria. The 1997 grant (made in January) established goals for 2000 relative to net income growth, market share, and customer satisfaction as measured against the prior four-year period. Payouts under the 1997 grant, which can range from 0 to 200 percent of the target award, will be made in 2001 based on actual performance. A payout for 1997 was made in March 1998 after the 1993-1997 cycle based on the same performance criteria listed above. Performance significantly exceeded performance goals and payouts were 144% of target.

DEDUCTIBILITY OF COMPENSATION UNDER IRS RULES

Hertz's policy with respect to the deductibility limit of Section 162(m) of the Internal Revenue Code generally is to assure the federal income tax deductibility of compensation paid under its new compensation plans. For instance, there is a 500,000 share limit on stock option grants and 300,000 share limit on restricted stock grants, and the 1997 grants were below these limits. However, there may be occasions when the payment of nondeductible compensation might be appropriate.

CEO COMPENSATION

Mr. Olson participates in the same compensation programs as other executives of the Company. The Committee established his 1997 compensation by applying the previously referenced principles consistent with the manner they were applied to the other executives.

Mr. Olson's total compensation package reflects the Company's overall financial and strategic performance within the industry and his personal leadership in the industry over an extensive period of time.

In response to the above performance factors as well as competitive CEO compensation survey data, Mr. Olson's base salary was increased to $850,000 in September, 1997.

Mr. Olson also received an EICP award in the amount of $869,000. This award represented 146% of his Target Award, based upon the Company's performance against measurement criteria and the payout formula provided by the EICP. The Target Award and performance goals were established in January, 1997 by the Committee.

Mr. Olson received a LTIP award for 1997 in the amount of $720,000. This award represented 144% of his Target Award of $500,000 based upon pre-established performance criteria. The Target Award grant and performance goals were established in 1993 by the Committee.

Mr. Olson received an award of 215,260 shares of Restricted Stock and an award of 149,460 nonqualified stock options on April 25, 1997 in accordance with the provisions of the Long-Term Equity Compensation Plan. These awards were consistent with competitive practices within the industry. The ultimate value of these awards depends on Hertz's future success and whether that success is reflected in the value of Class A Common Stock.

                                         The Compensation Committee

                                           Michael T. Monahan, Chairman
                                           John M. Thompson

                       COMPENSATION OF EXECUTIVE OFFICERS

The table below shows the before-tax compensation for the last three years for Frank A. Olson, who served as CEO in 1997, and the four next highest paid executive officers at the end of 1997.

                           SUMMARY COMPENSATION TABLE
                             (Dollars in thousands)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long-Term Compensation
                                                                               --------------------------------
                                               Annual Compensation                     Awards             Payouts
---------------------------------------------------------------------------------------------------------------------------------
             (a)               (b)       (c)          (d)           (e)           (f)          (g)          (h)          (i)
                                                                   Other       Restricted   Securities
                                                                   Annual        Stock      Underlying     LTIP       All Other
                                       Salary        Bonus      Compensation    Award(s)     Options      Payouts    Compensation
 Name and Principal Position   Year    ($)(1)       ($)(2)         ($)(3)        ($)(4)       (#)(5)      ($)(6)        ($)(7)
---------------------------------------------------------------------------------------------------------------------------------
 Frank A. Olson                1997     848          869           --           5,166       149,460         720          5
   Chairman of the Board and   1996     731          900           --             --           --           668          5
   Chief Executive Officer     1995     694          500           --             --           --           645          5
---------------------------------------------------------------------------------------------------------------------------------
 Craig R. Koch                 1997     478          403           --           3,768       105,210         432          5
   President and Chief         1996     439          475           --             --           --           334          5
   Operating Officer           1995     424          258           --             --           --           323          5
---------------------------------------------------------------------------------------------------------------------------------
 William Sider                 1997     363          256           --            718         59,980         216          5
   Executive Vice President    1996     337          280           --             --           --           200          5
   and Chief Financial         1995     325          163           --             --           --           194          5
     Officer
---------------------------------------------------------------------------------------------------------------------------------
 Antoine E. Cau                1997     291          193           86            718         59,980         346         --
   Vice President              1996     303          154           80             --           --           320         --
                               1995     296          185           82             --           --           310         --
---------------------------------------------------------------------------------------------------------------------------------
 Joseph R. Nothwang(8)         1997     263          191           --           1,437       119,960         288          5
   Executive Vice President    1996     241          209           --             --           --           200          5
                               1995     231          106           --             --           --           129          5
---------------------------------------------------------------------------------------------------------------------------------

NOTES

(1)Amounts included consist of salary payments for the respective year and amounts deferred pursuant to section 401(k) of the Internal Revenue Code of 1986, as amended. Amounts for 1997 included 27 bi-weekly pay periods (compared to 26 in 1996 and 1995) except for Mr. Cau.

(2)Includes bonuses earned and paid for the respective year.

(3)Payments include the following for the years 1997, 1996, and 1995 (in thousands): $44, $42, and $42 housing allowance: $13, $11, and $12 automobile use; and $29, $27, and $28 tax equalization payments, respectively.

(4)Represents the value of the restricted stock at the date of grant. Listed below are the total number of shares of restricted stock owned by the Named Executives as of December 31, 1997, as well as the market values of these shares (in thousands) determined by the closing price of the Class A Common Stock on the New York Stock Exchange on December 31, 1997:

                      Named Executive                           Number of Shares    Market Value
                      ---------------                           ----------------    ------------
Frank A. Olson..............................................        215,260            $8,664
Craig R. Koch...............................................        157,015            $6,320
William Sider...............................................         29,930            $1,205
Antoine E. Cau..............................................         29,930            $1,205
Joseph R. Nothwang..........................................         59,865            $2,410

The ultimate worth of the restricted stock depends on the value of Class A Common Stock when the restrictions lapse. Under the Long-Term Equity Compensation Plan, the Compensation Committee determines the restriction period for shares included in each final award.

Mr. Olson's restrictions are scheduled to end on April 25, 2000. Mr. Cau's restricted stock was forfeited upon his resignation on January 7, 1998. Mr. Sider's restrictions ended upon his retirement on February 1, 1998. For all other Named Executives, the restrictions are scheduled to end as follows: one third by April 25, 2000, two thirds by April 25, 2001, and in full by April 25, 2002. Subject to the terms of the Long-Term Equity Compensation Plan, dividends are paid on shares of restricted stock, although some risk of forfeiture exists.

(5)See pages 19-20.

(6)Includes long-term incentive bonuses earned and paid for the respective year.

(7)Represents the amounts contributed by Hertz to the Income Savings Plan for the respective year.

(8)The compensation information provided for 1995 includes the period before Mr. Nothwang was elected Executive Vice President.

                                 STOCK OPTIONS

The Long-Term Equity Compensation Plan allows grants of stock options and other rights relating to Class A Common Stock. In general, whether exercising stock options is profitable depends on the relationship between the Class A Common Stock market price and the options' exercise price, as well as on the grantee's investment decisions. Options that are "in the money" on a given date can become "out of the money" if the price changes on the stock market. For these reasons, we believe that placing a current value on outstanding options is highly speculative and may not represent the true benefit, if any, that may be realized by the grantee.

The following two tables give more information on stock options.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Grant Date
                                        Individual-Grants                                             Value(2)
-------------------------------------------------------------------------------------------------------------------
                  (a)                          (b)             (c)           (d)          (e)           (f)
                                                            % of Total
                                            Number of        Options
                                            Securities      Granted to     Exercise
                                            Underlying      Employees      or Base                   Grant Date
                                             Options        in Fiscal       Price      Expiration     Present
                 Name                       Granted(#)         Year         ($/Sh)        Date        Value $
-------------------------------------------------------------------------------------------------------------------
 Frank A. Olson                              149,460          10.5%         24.00      4/25/2007      967,006
-------------------------------------------------------------------------------------------------------------------
 Craig R. Koch                               105,210           7.4%         24.00      4/25/2007      680,709
-------------------------------------------------------------------------------------------------------------------
 William Sider(3)                             59,980           4.2%         24.00      4/25/2007      388,071
-------------------------------------------------------------------------------------------------------------------
 Antoine E. Cau(4)                            59,980           4.2%         24.00      4/25/2007      388,071
-------------------------------------------------------------------------------------------------------------------
 Joseph R. Nothwang                          119,960           8.4%         24.00      4/25/2007      776,141
-------------------------------------------------------------------------------------------------------------------

NOTES

(1)The exercise price of the stock options granted in 1997 is the initial public offering price. Hertz did not grant any stock appreciation rights in 1997.

33% of a stock option grant can be exercised one year after the grant date, 66% after two years and 100% after three years. Any unexercised options expire after ten years.

If a grantee retires, his or her options all become exercisable and continue to be exercisable up to five years following retirement or the remaining time left to expiration of the options, whichever is less. If a grantee dies or terminates employment due to disability, his or her options continue to be exercisable up to one year following the termination of employment or the date of death, as the case may be, or the remaining time left to expiration of the options, whichever is less. In most other instances of employment termination, all rights end upon termination.

Options are subject to certain conditions, including not engaging in competitive activity. Options generally cannot be transferred except through inheritance.

(2)These values were determined using the Black-Scholes methodology and the assumptions described in Note 7 to Hertz's Notes to Consolidated Financial Statements contained in its 1997 Annual Report. The ultimate value of the options, if any, will depend on the future value of the Class A Common Stock and the grantee's investment decisions, neither of which can be accurately predicted.

(3)Mr. Sider's stock options vested upon his retirement on February 1, 1998.

(4)Mr. Cau's stock options were forfeited upon his resignation on January 7, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------------
                  (a)                            (b)               (c)                   (d)                   (e)
                                                                                 Number of Securities         Value
                                                                                Underlying Unexercised    of Unexercised
                                                                                  Options at FY-End        In-the-Money
                                                                                         (#)              Options($)(1)
                                                Shares                          ----------------------------------------
                                               Acquired       Value Realized         Exercisable/          Exercisable/
                  Name                      on Exercise(#)          $               Unexercisable         Unexercisable
----------------------------------------------------------------------------------------------------------------------------
 Frank A. Olson                                 0                  0                 0/149,460            0/2,428,725
----------------------------------------------------------------------------------------------------------------------------
 Craig R. Koch                                  0                  0                 0/105,210            0/1,709,663
----------------------------------------------------------------------------------------------------------------------------
 William Sider                                  0                  0                 0/ 59,980            0/  974,675
----------------------------------------------------------------------------------------------------------------------------
 Antoine E. Cau                                 0                  0                 0/ 59,980            0/  974,675
----------------------------------------------------------------------------------------------------------------------------
 Joseph R. Nothwang                             0                  0                 0/119,960            0/1,949,350
----------------------------------------------------------------------------------------------------------------------------

NOTES

(1)These year-end values represent the difference between the fair market value of Class A Common Stock subject to options (based on the stock's closing price of $40.25 per share on the New York Stock Exchange on December 31, 1997) and the exercise prices of the options. "In-the-money" means that the fair market value of the stock is greater than the option's exercise price on the valuation date.

                        LONG-TERM INCENTIVE PLAN AWARDS

In 1991, Hertz established a Long-Term Incentive Plan for certain officers and other key employees. The grant of awards and the size will be determined by the achievement of certain qualitative and quantitative performance targets. A new five year performance cycle begins on each January 1. Performance generally is measured in five year periods and awards will be made in cash at the end of each performance period. The performance factors used include net income of Hertz relative to the net income average for the Dow 30 Industrials, market share and customer satisfaction.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
                             (Dollars in thousands)

--------------------------------------------------------------------------------------------------------------------------
                                                                                        Estimated Future Payouts
                                                                (c)                under Non-Stock Price-Based Plans
                                          (b)               Performance         ---------------------------------------
                                       Number of              or Other
                                     Shares, Units          Period Until           (d)            (e)            (f)
               (a)                      or Other             Maturation         Threshold        Target        Maximum
              Name                     Rights(#)             or Payout             ($)            ($)            ($)
--------------------------------------------------------------------------------------------------------------------------
 Frank A. Olson                           (1)                   (2)                 0             500           1,000
--------------------------------------------------------------------------------------------------------------------------
 Craig R. Koch                            (1)                   (2)                 0             300            600
--------------------------------------------------------------------------------------------------------------------------
 William Sider                            (1)                   (2)                 0             150            300
--------------------------------------------------------------------------------------------------------------------------
 Antoine E. Cau                           (1)                   (2)                 0             240            480
--------------------------------------------------------------------------------------------------------------------------
 Joseph R. Nothwang                       (1)                   (2)                 0             200            400
--------------------------------------------------------------------------------------------------------------------------

NOTES

(1)Not applicable.

(2)Target and maximum award grants in place for 1997 are included in the above table for the Named Executives. Payouts for 1997 are included in the Summary Compensation Table on page 17.

Target award grants have also been made for the performance years 1998, 1999 and 2000 versus performance for the previous four year periods, respectively. The amount of the payments for the performance years subsequent to 1997 can range from zero to two times the amount of the target. Such target award grants made for performance years 1998, 1999 and 2000, respectively, to the Named Executives are as follows (in thousands): Mr. Olson $500, $600 and $600; Mr. Koch $300, $350 and $350; Mr. Sider $150, $180 and $180; and Mr. Nothwang $200, $200 and
$200. Mr. Cau's awards were forfeited upon his resignation on January 7, 1998.

                             EMPLOYMENT AGREEMENTS

Hertz has entered into individual employment agreements with six key executives which are substantially identical except for termination dates.

Messrs. Olson, Koch and Nothwang serve Hertz under employment agreements which currently expire on January 31, 2000, April 30, 2002 and February 12, 2001, respectively. The employment agreements do not provide for any compensatory plan or arrangement upon termination of employment or change in control. The employment agreement of Mr. Koch is automatically extended one (1) additional year on May 1 of each year unless not later than December 31st of the preceding year, Hertz or Mr. Koch shall have given notice not to extend the agreement.

Each employment agreement provides for certain compensation and benefits during the term of the agreement.

Hertz may terminate such key executive at any time for "cause," whereupon it will pay accrued annual base salary through the date of termination and all other obligations of Hertz under the employment agreement will cease.

If a key executive becomes disabled from full-time employment for six consecutive months he may be terminated. During such period of absence, the key executive will receive his annual base salary, incentive compensation and participate in retirement, savings and stock option plans. Thereafter, the key executive will participate in retirement, savings and stock option plans in accordance with Hertz's disability insurance plans and policies.

If a key executive dies, all compensation and benefits then accrued shall be paid to his estate or designated beneficiaries.

Each key executive has also agreed, during and after the term of his employment, not to disclose any secret or confidential information relating to Hertz, Ford or any of their respective subsidiaries or affiliates.

                            STOCK PERFORMANCE GRAPHS

SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our Class A Common Stock against Standard & Poor's 500 Stock Index and against either a published industry or line-of-business index or a group of peer issuers. Hertz chose the Russell 1000 as the industry index for the graph. The graph assumes an initial investment of $100 and quarterly reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        HERTZ, S&P 500 AND RUSSELL 1000

The following line graph compares cumulative total stockholder return, assuming reinvestment of dividends, for: (i) Hertz's Class A Common Stock; (ii) the Standard & Poor's 500 Stock Index; and (iii) the Russell 1000 Index. The Russell 1000 Index is included because it is comprised of the 1,000 largest publicly traded issuers and has median total market capitalization of approximately $3,000,000,000 which is similar to Hertz's total market capitalization. Due to the small number of publicly-traded companies in Hertz's peer group, Hertz does not believe it can reasonably identify a group of peer issuers. Because Hertz did not begin trading on the New York Stock Exchange until April 25, 1997, the graph compares performance from that date forward through December 31, 1997. The graph assumes that $100 was invested at the beginning of the period at the initial public offering price of $24 per share.

                (PERFORMANCE RESULTS THROUGH DECEMBER 31, 1997)

                             [PERFORMANCE GRAPH]

         MEASUREMENT PERIOD
       (FISCAL YEAR COVERED)                HERTZ              S & P 500           RUSSELL 1000
25-APR                                       100                  100                  100
30-APR                                       121                  104                  104
31-MAY                                       143                  110                  110
30-JUN                                       150                  115                  115
31-JUL                                       145                  124                  124
30-AUG                                       144                  117                  118
30-SEP                                       157                  124                  125
31-OCT                                       144                  120                  121
30-NOV                                       165                  125                  126
31-DEC                                       168                  127                  129

The graph above compares the cumulative total shareholder return on Hertz's Class A Common Stock since its initial public offering with the cumulative total return of the S&P 500 Stock Index and the Russell 1000 Index. The graph assumes a $100 investment made at the beginning of the period and reinvestment of all dividends.

                                RETIREMENT PLANS

Hertz's retirement plan (the "Hertz Plan") was established on August 30, 1985. Previously, Hertz participated in the RCA Retirement Plan (the "RCA Plan").

The Hertz Plan is tax-qualified. Contributions were made by the employees and Hertz up to June 30, 1987. Effective July 1, 1987, Hertz pays the entire cost.

The benefit an employee receives under the Hertz Plan is based on a combination of the following factors:

     - a percentage of final average compensation (using the highest five consecutive of the last ten years of covered compensation)

     - years of credited service up to July 1, 1987

     - the accrued value of a cash account after July 1, 1987 which gets credited each year at a predetermined percentage of compensation

Compensation for these purposes includes salary or wages, bonuses, commissions, premium rate pay and vacation pay.

Hertz also has non-qualified pension plans for certain of its executives, including certain Named Executives, which provides benefits in excess of the qualified plans which include (1) the Benefit Equalization Plan that provides equalization benefits that cannot be provided under the Hertz Plan due to limitations imposed by the Internal Revenue Code of 1986, as amended, and (2) the Supplemental Retirement and Savings Plan ("SERP") that, when combined with the Hertz Plan, provides a benefit as if the pre-July 1, 1987 benefit formula had remained in effect until the employee's normal retirement date.

Benefits payable under the plans are not reduced for Social Security or other offsets.

The following table shows the annual pension benefits payable under the Hertz Plan and SERP, including amounts attributable to employee contributions from the RCA Plan. The table indicates benefits for employees at various rates of final average compensation and years of service, based on retirement at age 65, and for life annuity.

                               PENSION PLAN TABLE
                         YEARS OF PARTICIPATION IN PLAN

------------------------------------------------------------------------------------------------------
                         Final
                        Average
                      Compensation   15 Years   20 Years   25 Years    30 Years     35 Years
------------------------------------------------------------------------------------------------------
                       $  175,000    $ 41,026   $ 54,701   $ 68,376   $   82,051   $   95,726
------------------------------------------------------------------------------------------------------
                          225,000      52,996     70,661     88,326      105,991      123,656
------------------------------------------------------------------------------------------------------
                          275,000      64,966     86,621    108,276      129,931      151,586
------------------------------------------------------------------------------------------------------
                          325,000      76,936    102,581    128,226      153,871      179,516
------------------------------------------------------------------------------------------------------
                          375,000      88,906    118,541    148,176      177,811      207,446
------------------------------------------------------------------------------------------------------
                          425,000     100,876    134,501    168,126      201,751      235,376
------------------------------------------------------------------------------------------------------
                          475,000     112,846    150,461    188,076      225,691      263,306
------------------------------------------------------------------------------------------------------
                          525,000     124,816    166,421    208,026      249,631      291,236
------------------------------------------------------------------------------------------------------
                          575,000     136,786    182,380    227,976      273,571      319,167
------------------------------------------------------------------------------------------------------
                          625,000     148,756    198,341    247,927      297,511      347,096
------------------------------------------------------------------------------------------------------
                          675,000     160,726    214,301    267,876      321,452      375,026
------------------------------------------------------------------------------------------------------
                          725,000     172,696    230,261    287,826      345,391      402,956
------------------------------------------------------------------------------------------------------
                          775,000     184,666    246,221    307,776      369,331      430,886
------------------------------------------------------------------------------------------------------
                          825,000     196,636    262,181    327,726      393,271      458,816
------------------------------------------------------------------------------------------------------
                        1,000,000     238,531    318,041    397,551      477,061      556,571
------------------------------------------------------------------------------------------------------
                        1,500,000     358,231    477,641    597,051      716,461      835,871
------------------------------------------------------------------------------------------------------
                        2,000,000     477,931    637,241    796,551      955,861    1,115,171
------------------------------------------------------------------------------------------------------
                        2,500,000     597,631    796,841    996,051    1,195,261    1,394,471
------------------------------------------------------------------------------------------------------

As of December 31, 1997, the total credited years of service with Hertz and its subsidiaries for each of the Named Executives were as follows: Mr. Olson, 31 years; Mr. Koch, 26 years; Mr. Sider, 31 years; and Mr. Nothwang, 21 years. Mr. Cau did not participate in any of these retirement plans. Mr. Sider retired on February 1, 1998.

Hertz also maintains a non-qualified plan to provide a Special Supplemental Executive Pension Benefit for Mr. Olson and Mr. Sider. This plan ensures that Mr. Olson and Mr. Sider receive a total pension benefit from all plans equal to 50% of their final average compensation. This projected annual life annuity benefit payable at age 65 to Mr. Olson is $137,455 and the annual benefit payable effective February 1, 1998 to Mr. Sider is $34,921.

                         PROPOSALS REQUIRING YOUR VOTE

The following three Proposals will be voted on at the meeting. Hertz will present each of the Proposals.

A majority of the votes that could be cast by stockholders who are either present in person or represented by proxy at the meeting is required to approve each Proposal. The votes will be computed for each share as described on page 1.

Spaces are provided in the accompanying proxy form to approve, disapprove, or abstain from each of the Proposals.

PROPOSAL 1

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors selects and hires independent public accountants to audit Hertz's books of account and other corporate records. The Audit Committee's selection for 1998 must be approved by you.

The Audit Committee selected Coopers & Lybrand L.L.P. to audit Hertz's books of account and other corporate records for 1998. This firm has audited Hertz's books since 1994 and is well qualified. Representatives of Coopers & Lybrand L.L.P. will be present at the meeting with the opportunity to make a statement and answer questions.

For 1997, Hertz paid Coopers & Lybrand L.L.P. $2.7 million for world-wide audit and nonaudit services.

Hertz management will present the following resolution at the meeting:

"RESOLVED: That the selection, by the Audit Committee of the Board of Directors, of Coopers & Lybrand L.L.P. as independent public accountants to audit the books of account and other corporate records of the Corporation for 1998 is ratified."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

APPROVAL OF THE LONG-TERM EQUITY COMPENSATION PLAN

The success of the Company depends, in large measure, on its ability to recruit and retain key employees with outstanding ability and experience. The Board of Directors also believes there is a need to align stockholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of the Company's financial goals.

In order to accomplish these objectives, the Board of Directors has adopted The Hertz Corporation Long-Term Equity Compensation Plan (the "ECP"). The ECP is being presented to stockholders for approval in order to assure federal income tax deductibility of certain amounts paid under the ECP to certain executives.

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the ECP.

SUMMARY DESCRIPTION OF THE ECP

The following summary of the terms of the ECP is qualified in its entirety by reference to the text of the plan, which is attached as Appendix A to this Proxy Statement. The ECP was adopted effective as of April 25, 1997, subject to your approval.

ADMINISTRATION

The ECP is administered by the Compensation Committee of the Board of Directors (the "Committee").

ELIGIBILITY

Officers and key employees of the Company and its subsidiaries are eligible to participate in the ECP. More than 700 employees of the Company and its subsidiaries are presently eligible to participate. However, because the ECP provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

STOCK AVAILABLE FOR ISSUANCE THROUGH THE ECP

The ECP provides for a number of forms of stock-based compensation, as further described below. Up to 8,120,000 shares of the Company's Class A Common Stock, par value $.01 per share, are authorized for issuance through the ECP. Shares issued under the ECP may be either authorized but unissued shares (subject to a maximum of 1,000,000 shares), treasury shares, or any combination thereof. Provisions in the ECP permit the reuse or reissuance by the ECP of shares of Class A Common Stock underlying canceled, expired, or forfeited awards of stock-based compensation. On March 1, 1998, the closing price for a share of the Company's Class A Common Stock on the New York Stock Exchange was $39.625.

Stock-based compensation will typically be issued in consideration for the performance of services to the Company. At the time of exercise, the full exercise price for a stock option must be paid in cash or, if the Committee so provides, in shares of Class A Common Stock, by cashless exercise or by any other means designated by the Committee.

DESCRIPTION OF AWARDS UNDER THE PLAN

The Committee may award to eligible employees incentive and nonqualified stock options, stock appreciation rights, restricted stock, and performance units/performance shares. As separately described under "Performance Measures", the Committee may also grant awards subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.

STOCK OPTIONS

The Committee has discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options ("NQSOs"), which are not intended to comply with
Section 422 of the Internal Revenue Code. Each option issued under the ECP must be exercised within a period of ten years from the date of the grant, and the exercise price of an option may not be less than the fair market value of the underlying shares of Class A Common Stock on the date of grant. If an award of stock options or stock appreciation rights is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be subject to stock options with or without tandem stock appreciation rights, or freestanding stock appreciation rights, granted in any calendar year to any one participant is five hundred thousand (500,000). Subject to the specific terms of the ECP, the Committee will have discretion to set such additional limitations on such grants as it deems appropriate.

Options granted to employees under the ECP will expire at such times as the Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment with the Company. The termination provisions will be determined within the discretion of the Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.

Upon the exercise of an option granted under the ECP, the option price is payable in full to the Company, either: (a) in cash or its equivalent, or (b) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), or (c) if permitted in the award agreement, a combination of (a) and (b). The Committee may also allow options granted under the ECP to be exercised by a cashless exercise, as permitted under Federal Reserve Board Regulation T, or any other means the Committee determines to be consistent with the ECP's purpose and applicable law.

STOCK APPRECIATION RIGHTS

The Committee may also award stock appreciation rights ("SARs") under the ECP upon such terms and conditions as it shall establish. The exercise price of a freestanding SAR shall equal the fair market value of a share of Class A Common Stock on the date of grant while the exercise price of a tandem SAR issued in connection with a stock option shall equal the option price of the related option. If an award of SARs is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be subject to SARs is described above under "Stock Options".

RESTRICTED STOCK

The Committee also may award shares of restricted Class A Common Stock under the ECP upon such terms and conditions as it shall establish. If an award of Restricted Stock is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be granted in the form of Restricted Stock in any one calendar year to any one participant is three hundred thousand (300,000). The award agreement will specify the period(s) of restriction, the number of shares of restricted Class A Common Stock granted, restrictions based upon the achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Committee in its sole discretion. Participants may receive dividends on their shares of restricted stock and the Committee, in its discretion, will determine how any such dividends are to be paid.

Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant's employment with the Company. These provisions will be determined in the sole discretion of the Committee, need not be uniform among all shares of restricted stock issued pursuant to the ECP and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death, disability or retirement, the vesting of restricted stock which qualifies for performance-based compensation under
Section 162(m) and which are held by "covered employees" under Section 162(m) shall occur at the time it otherwise would have, but for the employment termination.

PERFORMANCE UNITS/SHARES

The Committee has the discretion to award performance units and performance shares under the ECP upon such terms and conditions as it shall establish. If an award of performance units or performance shares is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum aggregate payout for awards of performance units or performance shares which may be granted in any one calendar year to any one participant shall be the fair market value of 300,000 shares of Class A Common Stock. Performance units will have an initial value as determined by the Committee while the performance share will have an initial value equal to one share of Class A Common Stock. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals are met. Performance units were granted to more than 350 persons including the Named Executives.

PERFORMANCE MEASURES

The Committee may grant awards under the ECP to eligible employees subject to the attainment of certain specified performance measures. The number of performance-based awards granted to an officer or key employee in any year is determined by the Committee in its sole discretion.

The value of each performance-based award shall be determined solely upon the achievement of certain preestablished objective performance goals during each performance period (the "Performance Period"). The duration of a Performance Period is set by the Committee. A new Performance Period may begin every year, or at more frequent or less frequent intervals, as determined by the Committee.

The Committee shall establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each Performance Period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards.

The value of performance-based awards may be based on absolute measures or on a comparison of the Company's financial measures during a Performance Period to the financial measures of a group of competitors. The performance measures are net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total shareholder return, return on assets, return on equity, operating income, return on capital or investments, and economic value added.

Following the end of a Performance Period, the Committee shall determine the value of the performance-based awards granted for the period based on the attainment of the preestablished objective performance goals. The Committee shall also have discretion to reduce (but not to increase) the value of a performance-based award.

The Committee will certify, in writing, that the award is based on the degree of attainment of the preestablished objective performance goals. As soon as practicable thereafter, payment of the awards to employees, if any, shall be made in the form of shares of Class A Common Stock or cash, as applicable.

CONDITIONS TO AWARD PAYMENTS

All rights of a Participant under any award under the ECP will cease on and as of a date on which it is determined by the Committee that a participant acted in a manner inimical to the best interests of the

Company. Participants who terminate employment with the Company for any reason other than death while any award under the ECP remains outstanding, shall receive such shares or benefit only if, during the entire period from his or her date of termination to the date of such receipt, the participant shall (i) consult and cooperate with the Company on matters under his or her supervision during the participant's employment, and (ii) refrain from engaging in any activity that is directly or indirectly in competition with any activity of the Company. In the event a participant fails to comply with such requirement, the participant's rights under any outstanding award shall be forfeited unless otherwise provided by the Company.

ADJUSTMENT AND AMENDMENTS

The ECP provides for appropriate adjustments in the number of shares of Class A Common Stock subject to awards and available for future awards in the event of changes in outstanding Class A Common Stock by reason of a merger, stock split, or certain other events.

The ECP may be modified or amended by the Board of Directors at any time and for any purpose which the Board of Directors deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent.

NONTRANSFERABILITY

No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the ECP shall be assignable or transferable by a participant except by will or by the laws of descent and distribution, and any option or similar right shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. These limitations may be waived by the Committee, subject to restrictions imposed under the Securities and Exchange Commission's short-swing trading rules and federal tax requirements relating to incentive stock options.

DURATION OF THE PLAN

The ECP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all Performance Periods for performance-based awards granted thereunder have been completed. However, in no event will an award be granted under the ECP on or after April 25, 2007.

FEDERAL INCOME TAX CONSEQUENCES

OPTIONS

With respect to options which qualify as ISOs, an ECP participant will not recognize income for federal income tax purposes at the time options are granted or exercised, and the Company will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either
(1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, the Company will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to NQSOs, the participant will not recognize any income and the Company will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARS

The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and the Company will generally be entitled to a corresponding deduction, equal to the amount of cash received.

RESTRICTED STOCK

A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting, and the Company will generally be entitled to a corresponding deduction for federal income tax purposes. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant and deductible as such by the Company.

PERFORMANCE UNITS, PERFORMANCE SHARES

The recipient of a grant of performance units or performance shares will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income and the Company will generally be entitled to a corresponding deduction, equal to the amount of cash or stock received.

SECTION 162(M)

Under Section 162(m) of the Internal Revenue Code, compensation paid by the Company in excess of $1 million for any taxable year to "Covered Employees" generally is deductible by the Company or its affiliates for federal income tax purposes if it is based on the performance of the Company, is paid pursuant to a plan approved by stockholders of the Company, and meets certain other requirements. Generally, "Covered Employee" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of the Company as of the last day of the taxable year.

It is presently anticipated that the Committee will at all times consist of "outside directors" as required for purposes of Section 162(m), and that the Committee will take the effect of Section 162(m) into consideration in structuring ECP awards.

NEW PLAN BENEFITS

During the 1997 fiscal year, and in 1998 through the date of this proxy statement, options covering 2,443,470 shares of Hertz Class A Common Stock and 701,025 restricted shares of Hertz Class A Common Stock were granted under the ECP. Awards to be made under the ECP in the future are at the discretion of the Compensation Committee and are not determinable at this time. The following table shows all option and restricted stock grants made under the ECP in 1997 and in 1998 through the date of this proxy statement:

LONG-TERM EQUITY COMPENSATION PLAN
--------------------------------------------------------------------------------

                                                        Number of          Number of
                                                       Nonqualified        Shares of         Dollar Value of
                 Name and Position                   Stock Options(1)   Restricted Stock   Restricted Stock(2)
--------------------------------------------------------------------------------------------------------------
Frank A. Olson                                            299,460           215,260            $ 5,166,240
  Chairman of the Board and Chief Executive Officer
Craig R. Koch                                             190,210           157,015            $ 3,768,360
  President and Chief Operating Officer
William Sider                                              59,980            29,930            $   718,320
  Executive Vice President and Chief Financial
     Officer
Antoine E. Cau(3)                                          59,980            29,930            $   718,320
  Vice President
Joseph R. Nothwang                                        164,960            59,865            $ 1,436,760
  Executive Vice President
All Executive Officers as a Group                       1,333,470           701,025            $16,824,600
  (including those listed above)
Nonemployee Directors                                           0                 0                      0
All Other Employees as a Group                          1,110,000                 0                      0

NOTES

(1)All stock options granted in the 1997 fiscal year, and in 1998 through the date of this proxy statement, are NQSOs to purchase shares of Hertz Class A Common Stock. Options in 1997 were granted with an option price of $24 per share, the initial public offering price, and options in 1998 through the date of this proxy statement were granted with an option price of $48.6875 per share, the fair market value of Hertz Class A Common Stock on the date of grant. Options vest 33% on the first anniversary of the date of grant, 66% on the second anniversary of the date of grant and the remaining balance on the third anniversary of the date of grant. A total of 65,380 options have vested as of the date of this proxy statement. Each option will expire not later than 10 years after the date on which they are granted and becomes exercisable at such times and in such installments as designated by the administrator of the ECP. Payment of the option price must be made in full at the time of exercise in cash, certified or bank check. As determined by the administrator of the ECP, payment in full or in part may also be made by tendering to the Company shares of Hertz Class A Common Stock having a fair market value equal to the option price (or such portion thereof). The Compensation Committee may also allow a cashless exercise of such options.

(2)Dollar value of restricted stock issued in 1997 based on $24 per share, the initial public offering price.

(3)Mr. Cau's stock options and restricted stock were forfeited upon his resignation on January 7, 1998.

Hertz management will present the following resolution at the meeting:

"RESOLVED: That the adoption of the Long-Term Equity Compensation Plan is approved."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

APPROVAL OF NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

On February 12, 1998, the Company's Board of Directors (the "Board") adopted, subject to your approval, The Hertz Corporation Nonemployee Director Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to further align the interests of the nonemployee directors and shareholders by encouraging director stock ownership and motivating directors with compensation tied to the value of the Company's Class A Common Stock. The Director Plan will also enhance the Company's ability to attract and retain the services of experienced and highly qualified nonemployee directors.

In order to align the interests of the nonemployee directors with the Company's stockholders, the Director Plan provides for the grant of stock options to nonemployee directors.

The affirmative vote of a majority of the shares of Class A Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for adoption of the Director Plan.

SUMMARY DESCRIPTION OF DIRECTOR STOCK OPTION PLAN

The following is a summary of the principal features of the Director Plan, a copy of which is set forth hereto as Appendix B. If you approve this Proposal, the Director Plan will be effective as of May 21, 1998.

ADMINISTRATION

The Director Plan will be administered by the Board of Directors.

PARTICIPATION

Directors who are not employees of the Company or any of its affiliates shall participate in the Director Plan. Four of the Company's current directors are eligible nonemployees and shall participate in the Director Plan.

STOCK AVAILABLE FOR ISSUANCE THROUGH THE DIRECTOR PLAN

The Director Plan provides for the grant of nonqualified stock options, as further described below. Up to 75,000 shares of the Company's Class A Common Stock are authorized for issuance under the Director Plan. The Director Plan permits the reuse or reissuance of shares of Class A Common Stock underlying canceled, terminated, expired, or lapsed awards. On March 1, 1998, the closing price for a share of the Company's Class A Common Stock sold on the New York Stock Exchange was $39.625.

DESCRIPTION OF AWARDS UNDER THE DIRECTOR PLAN

The Director Plan provides for an automatic annual grant of nonqualified stock options to nonemployee directors of the Company. Options will be issued in consideration for the performance of services to the Company. The Options to be granted under the Director Plan are described in greater detail below.

STOCK OPTIONS

The Director Plan provides for the automatic grant of nonqualified stock options ("NQSOs"). Each eligible nonemployee director of the Company on May 21, 1998 will be granted an option to purchase 1,500 shares. In addition, on the day following each annual meeting during the period beginning January 1, 1999 and ending April 25, 2007, each eligible nonemployee director on such date of grant will be granted an option to purchase 1,500 shares. No other options may be granted under the Director Plan. Options granted under the Director Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve. Such restrictions and conditions need not be the same for each participant.

The Director Plan provides that the exercise price of any NQSO shall be the fair market value of the underlying shares of Class A Common Stock on the date of grant. Upon the exercise of an NQSO granted under the Director Plan, the exercise price is payable in full to the Company, either in cash or by tendering shares having a fair market value at the time of exercise equal to the total option price (provided shares have been held for at least six months prior to their tender). NQSOs granted to nonemployee directors under the Director Plan will expire on the tenth anniversary of the date of grant.

In the event a participant shall cease to be a director by reason of death, disability, or retirement, all outstanding options held by the participant shall become immediately 100 percent vested and shall remain exercisable for one year (three years in the case of retirement) after the date the participant ceases to be a director, or for the remaining term of the option, whichever is shorter, provided such participant served as a director for at least six months following the grant of the options. Any options not held for the six-month period following grant shall be forfeited. In the event a participant ceases to be a director for any other reason, all options not vested as of the effective date of termination shall be forfeited.

The Board may impose any such restrictions on any shares acquired upon exercise of an option as it deems appropriate. Such restrictions may, but need not, result from federal securities laws, the requirements of any stock exchange or market upon which the shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such shares.

All rights of a participant under an option shall cease on and as of the date on which it is determined by the Board that the participant has acted in a manner inimical to the best interests of the Company.

FEDERAL TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax rules relevant to the Company and to nonemployee directors for NQSO awards under the Director Plan. These rules are highly technical and subject to change.

A director will recognize no income upon the grant of an NQSO, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date the option is exercised over the amount paid by the director for the shares. Upon a subsequent disposition of the shares received under the option, the director generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, the Company will receive an income tax deduction at the same time and in the same amount which is taxable to the director as compensation. The ordinary income a nonemployee director recognizes under the foregoing rules is not subject to withholding. However, a nonemployee director must take such income into account in determining the tax payments such director is required to make.

ADJUSTMENTS AND AMENDMENTS

The Director Plan provides for appropriate adjustments in outstanding awards and in the number of shares of Class A Common Stock subject to awards available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events.

The Director Plan may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent.

NONTRANSFERABILITY

Unless otherwise provided in an award agreement, no award granted pursuant to, and no right to payment under, the Director Plan shall be assignable or transferable by a nonemployee director except by will or by the laws of decent and distribution, and any option or similar rights shall be exercisable during a director's lifetime only by the director or by the director's guardian or legal representative.

DURATION OF THE DIRECTOR PLAN

The Director Plan will remain in effect until April 25, 2007, provided that the Board may terminate the Director Plan at any time prior to such date.

NEW DIRECTOR PLAN BENEFITS

The following table provides information regarding awards of stock options to be granted to each eligible nonemployee director on May 21, 1998 and the day following each annual meeting of the Company's shareholders during the period beginning January 1, 1999 and ending April 25, 2007.

Name and Position --        Number of Shares Under Option for Each Grant Made or to be Made
Nonemployee
  director..........        1500

Hertz management will present the following resolution at the meeting:

"RESOLVED: That the adoption of the Nonemployee Director Stock Option Plan is approved."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                         STOCKHOLDER PROPOSALS FOR 1999

Any stockholder proposal intended for inclusion in the proxy material for the 1999 annual meeting must be received no later than December 16, 1998.

                        ANNUAL REPORT AND OTHER MATTERS

Hertz's 1997 Annual Report, including consolidated financial statements, was mailed to you with this proxy statement. A list of the stockholders of record entitled to vote at the annual meeting will be available for review by any stockholder, for any purpose related to the meeting, between 9:00 a.m. and 5:00 p.m. at The Hertz Corporation Worldwide Headquarters, 225 Brae Boulevard, Park Ridge, New Jersey, for ten days prior to the meeting.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies in the accompanying form will be paid by Hertz. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company.

                                         /s/ John M. Rintamaki
                                         John M. Rintamaki
                                         Secretary
April 15, 1998

                        HOW TO ATTEND THE ANNUAL MEETING

STOCKHOLDERS OF RECORD

When you complete your proxy, please indicate whether or not you plan to attend the annual meeting by checking the appropriate box. You will be required to present proper identification at the door for admission.

"STREET NAME" HOLDERS

You can attend the meeting and vote if you bring a copy of your most recent brokerage account statement showing that you own Hertz stock and present proper identification at the door for admission.

                         LOCATION OF THE ANNUAL MEETING

The meeting is being held on May 21, 1998 at 10:00 a.m., eastern daylight savings time, at The Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey; phone: (201) 307-2000.

                                   APPENDIX A

                             THE HERTZ CORPORATION
                       LONG-TERM EQUITY COMPENSATION PLAN
                  (AMENDED AND RESTATED AS OF AUGUST 25, 1997)

ARTICLE 1.  ESTABLISHMENT, OBJECTIVES, AND DURATION

1.1. Establishment of the Plan. The Hertz Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "The Hertz Corporation Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, and Performance Units.

Subject to approval by the Company's stockholders, the Plan shall become effective as of April 25, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 25, 2007.

ARTICLE 2.  DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, or Performance Units.

2.3. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5. "Board" or "Board of Directors" means the Board of Directors of the Company.

2.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.7. "Committee" means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.

2.8. "Company" means The Hertz Corporation, a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 18 herein.

2.9. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10. "Director" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

2.11. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

2.12. "Effective Date" shall have the meaning ascribed to such term in Section
1.1 hereof.

2.13. "Employee" means any full-time, active employee of the Company or its Subsidiaries or Affiliates. Directors who are not employed by the Company shall not be considered Employees under this Plan.

2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15. "Fair Market Value" shall be determined on the basis of the closing sale price at which Shares have been sold regular way on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which there was such a sale, provided that Fair Market Value for any initial grants made under the Plan concurrent with or contingent upon the consummation of the initial public offering of Shares in 1997 will be at a price equal to the initial public offering price of Shares covered by such initial public offering.

2.16. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.17. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.18 "Insider" shall mean an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.19 "Nonemployee Director" shall mean a Director who is not also an Employee.

2.20. "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.21. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.22. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23. "Participant" means an Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.24. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.25. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

2.26. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

2.27. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.28. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.29. "Restricted Stock" means an Award granted to a Participant pursuant to
Article 8 herein.

2.30. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

2.31. "Shares" means the shares of Class A common stock of the Company.

2.32. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of
Article 7 herein.

2.33. "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest (including all divisions, affiliates, and related entities).

2.34. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.  ADMINISTRATION

3.1. The Committee. The Plan shall be administered by a committee appointed by the Board. After the initial public offering of Shares in 1997, the Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "outside director" requirements of Code
Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1. Number of Shares Available for Grants. Subject to Sections 4.2 and 4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be seven and one-half percent (7.5%) of the Company's total outstanding shares of all classes of common stock of the Company as of the tenth (10th) day following the first day that the Company issues Shares pursuant to its initial public offering. Shares issued under the Plan may be either authorized but unissued Shares (subject to a maximum of 1,000,000 Shares), treasury Shares, or any combination thereof.

Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.

(a) Stock Options and SARs: The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000).

(b) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be three hundred thousand (300,000) Shares.

(c) Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of three hundred thousand (300,000) Shares.

4.2. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

4.3. Adjustments. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b), and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Persons eligible to participate in this Plan include officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and
(b).

The Committee may also allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8. Termination of Employment. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination of employment.

6.9. Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative (to the extent permitted under Code Section 422).

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant pace of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7. Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and/or its subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 8.  RESTRICTED STOCK

8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant's legal representative.

8.4. Other Restrictions. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

8.7. Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5. Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

9.6. Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

9.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10.  PERFORMANCE MEASURES

Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total shareholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry, or some other comparator group).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11.  BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be deemed to be the Person or Persons who receive(s) the Participant's life insurance proceeds under the Company-paid life insurance plan. In the absence of any such designation, or deemed designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12.  DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13.  RIGHTS OF EMPLOYEES

13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

13.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.  AMENDMENT, MODIFICATION, TERMINATION, AND ADJUSTMENTS

14.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Section 162(m) of the Code, as from time to time amended.

14.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.3 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

14.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 14, make any adjustments it deems appropriate.

ARTICLE 15.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

15.1. Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Award by (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

15.2. Nonfulfillment of Competitive Activity Conditions; Waivers Under the
Plan. In the event of a Participant's nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant's rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

15.3. Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment) acted in a manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

ARTICLE 16.  WITHHOLDING

16.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

16.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17.  INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18.  SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.  LEGAL CONSTRUCTION

19.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

                                   APPENDIX B

                             THE HERTZ CORPORATION
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

1.1 Establishment of the Plan. The Hertz Corporation hereby establishes an incentive compensation plan to be known as "The Hertz Corporation Nonemployee Director Stock Option Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, subject to the terms and provisions set forth herein.

Subject to approval by the Company's stockholders, the Plan shall become effective as of May 21, 1998 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by further linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 7 herein, until April 25, 2007, except with respect to Options then outstanding.

ARTICLE 2.  DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 126-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended from time to time.

2.2 "Award Agreement" means an agreement entered into by and between the Company and a Participant, setting forth the terms and provisions applicable to an Option granted under the Plan.

2.3 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 "Company" means The Hertz Corporation, a Delaware corporation, or any successor thereto as provided in Section 9.6 herein.

2.6 "Director" means any individual who is a member of the Board of Directors of the Company.

2.7 "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3).

2.8 "Employee" means any full-time, nonunion, salaried employee of the Company or of any of the Company's Subsidiaries. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director shall not be deemed to be an Employee.

2.9 "Fair Market Value" shall be determined on the basis of the closing sale price at which Shares have been sold regular way on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.

2.10 "Nonemployee Director" means a Director who is not also an Employee of the Company or of any of the Company's Subsidiaries or Affiliates.

2.11 "Nonqualified Stock Option," "NQSO" or "Option" means an option to purchase Shares, granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.12 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.13 "Participant" means a Nonemployee Director of the Company who has been selected to receive an Option or who has outstanding a viable Option granted under the Plan.

2.14 "Retirement" means the voluntary retirement of the Director's service on the Board on or after the date the Director attains age sixty-five (65) or mandatory retirement of the Director's service on the Board on or after the Director attains age seventy (70).

2.15 "Shares" means the Class A common stock of the Company.

2.16 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest (including all divisions, affiliates, and related entities).

ARTICLE 3.  ADMINISTRATION

3.1 The Board of Directors. The Plan shall be administered by the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

3.2 Administration by the Board. The Board shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. As permitted by law, the Board may delegate its authority under the Plan.

3.3 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein the total number of Shares with respect to which Options may be granted under the Plan may not exceed seventy-five thousand (75,000). The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

4.2 Lapsed Awards. If any Option granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan.

4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, or other unusual or nonrecurring event, the Board may make such adjustments to the number and/or price of Shares subject to outstanding Options and in the share limit set forth in Section 4.1, and in all other Plan provisions that include a reference to a number of Shares, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that the number of Shares subject to any Option shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Persons eligible to participate in the Plan with respect to a particular Option grant are limited to Nonemployee Directors who are serving on the Board on the date of the applicable grant under the Plan.

5.2 Actual Participation. All eligible Nonemployee Directors shall receive grants of Options pursuant to the terms and provisions set forth in Article 6 herein.

ARTICLE 6.  NONQUALIFIED STOCK OPTIONS

6.1 Initial Grant of Options. Each individual who is a Nonemployee Director on May 21, 1998 shall be granted an Option to purchase one thousand five hundred (1,500) Shares, effective May 21, 1998. The specific terms and provisions of such Options shall be incorporated in Award Agreements, executed pursuant to
Section 6.4 of the Plan.

6.2 Subsequent Grants of Options. During the time period beginning January 1, 1999 and ending April 25, 2007, and subject to the limitation in Section 4.1 on the number of Shares available for grant under the Plan, on the day following each annual meeting of the Company's shareholders, each Nonemployee Director who is then eligible for an Option grant under Section 5.1 shall be granted an Option to purchase one thousand five hundred (1,500) Shares, effective for each such Option as of such day following the applicable annual shareholders' meeting.

6.3 Limitation on Grant of Options. Other than those grants of Options set forth in Sections 6.1 and 6.2 herein, no additional Options shall be granted under the Plan.

6.4 Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the vesting schedule for the Option, the number of Shares available for purchase under the Option, and such other provisions as the Board shall determine.

6.5 Option Price. The purchase price per Share available for purchase under an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

6.6 Duration of Options. Each Option shall expire on the tenth (10th) anniversary date of its grant.

6.7 Vesting of Shares Subject to Option. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

6.8 Termination of Directorship.

(a) Termination other than Death, Disability, or Retirement. In the event a Participant ceases to be a Director for any reason other than death, Disability or Retirement, all Options not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). All Options which are vested as of such date shall remain exercisable for three (3) months following the date the Participant's service on the Board terminates, or until their expiration date, whichever period is shorter.

(b) Termination by Reason of Death. All outstanding Options held by a Participant shall become immediately one hundred percent (100%) vested on the date of death, and shall remain exercisable at any time prior to their expiration dates, or for one (1) year after the date of death, whichever period is shorter, provided that such Participant, at the date of such termination, had served as a Director for the Company for at least six months following the grant of the Options. Any Options not held for the six month period prior to termination shall be forfeited. In the event of the Participant's death, the beneficiary designated pursuant to Section 9.3 hereof, or if no such beneficiary is designated or if none survives such Participant, the executor or administrator of the Participant's estate or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right to exercise the Option, when vested, in accordance with the provisions hereof.

(c) Termination by Reason of Disability. All outstanding Options held by a Participant shall become immediately one hundred percent (100%) vested on the effective date of Disability (the "Disability Date"), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the Disability Date, whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative, provided that such Participant, at the Disability Date, had served as a Director for the Company for at least six months following the grant of the Options. Any Options not held for the six month period prior to the Disability Date shall be forfeited.

(d) Termination by Reason of Retirement. All outstanding Options held by a Participant shall become immediately one hundred percent (100%) vested on the Director's date of Retirement, and shall remain exercisable at any time prior to their expiration date, or for three (3) years after the date of the Participant's Retirement, whichever period is shorter, provided that such Participant, at the date of such termination, had served as a Director for the Company for at least six months following the grant of the Options. Any Options not held for the six month period prior to termination shall be forfeited.

6.9 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Option(s).

6.10 Restrictions on Share Transferability. The Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.11 Nontransferability of Options. Except as otherwise provided in the Participant's Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 7.  AMENDMENT, MODIFICATION AND TERMINATION

7.1 Amendment, Modification, and Termination. Subject to Section 7.2, the Board may terminate, amend, or modify the Plan at any time and from time to time.

7.2 Options Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan without the written consent of the Participant holding such Option.

ARTICLE 8.  EFFECT OF INIMICAL CONDUCT

Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Option shall cease on and as of the date on which it has been determined by the Board that such Participant at any time (whether before or subsequent to termination of such Participant's directorship) acted in a manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

ARTICLE 9.  MISCELLANEOUS

9.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

9.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.3 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death (and/or who may exercise the Participant's vested Options following his or her death). Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board or its designee during his or her lifetime. In the absence of any such designation, or if no beneficiary designated survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate (and, subject to the terms and provisions of the Plan, any unexercised vested Options may be exercised by the administrator or executor of the Participant's estate).

9.4 No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

9.5 Shares Available. The Shares made available pursuant to Options under the Plan shall be treasury Shares.

9.6 Successors. All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

9.7 Requirements of Law. The granting of Options under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

9.8 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

9.9 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

9.10 Share Withholding. With respect to withholding required upon the exercise of Options, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

9.11 Indemnification. Each person who is or shall have been a member of the Board or any person to whom authority under the Plan is delegated under Section
3.2 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                                 NOTICE OF
                                                 1998
                                                 ANNUAL MEETING
                                                 OF STOCKHOLDERS
                                                 AND
                                                 PROXY STATEMENT
                      PRINTED WITH
 RECYCLED LOGO        SOY INK LOGO

This Proxy Statement is printed
entirely on recycled and recyclable
paper. Soy ink, rather than
petroleum-based ink, is used.

                                                         Hertz Logo

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.                                                              1632


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL MANAGEMENT NOMINEES AND FOR PROPOSAL 1.

              FOR  WITHHELD                               FOR  AGAINST  ABSTAIN
Election of                  Proposal 1 - Ratification
Directors     [ ]   [ ]      of Selection of Independent  [ ]    [ ]      [ ]
(See reverse)                Public Accountants

FOR, except vote withheld              I plan to Attend       Y  [ ]  N   [ ]
from the following nominee(s):         the Annual             E       O
_____________________________          Meeting                S

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

                                       FOR  AGAINST  ABSTAIN
Proposal 2 - Approval of Hertz's
Long-Term Equity                       [ ]    [ ]      [ ]
Compensation Plan

Proposal 3 - Approval of Hertz's
Nonemployee Director Stock             [ ]    [ ]      [ ]
Option Plan

Address                  Discontinue Annual Report
Change      [ ]          mailing for this account      [ ]



SIGNATURE(S) ___________________________________________ DATE _________________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
      SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


_______________________________________________________________________________


                                      LOGO

P
                             THE HERTZ CORPORATION

R             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

O The undersigned hereby appoints John M. Devine and John M. Rintamaki, or either of them, proxies with power of substitution, to vote all the shares of Common Stock which the undersigned is entitled to vote on all matters,
X unless the contrary is indicated on the reverse side hereof, which may come before The Hertz Corporation's Annual Meeting of Stockholders to be held at The Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey at
Y 10:00 a.m., eastern daylight savings time, on May 21, 1998, and any adjournments thereof.

     THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES (a) "FOR" THE ELECTION AS DIRECTORS OF ALL THE NOMINEES NAMED IN THE PROXY STATEMENT AND LISTED BELOW OR ANY OTHER PERSON SELECTED BY THE BOARD OF DIRECTORS IN SUBSTITUTION FOR ANY OF THE NOMINEES AND (b) "FOR" PROPOSALS 1, 2 AND 3, EACH OF WHICH IS SET FORTH IN THE PROXY STATEMENT.
                                _______________

       Election of Directors, Nominees: Louis C. Burnett; John M. Devine; Edward E. Hagenlocker; Craig R. Koch; Michael T. Monahan; Frank A. Olson;
           Peter J. Pestillo; John M. Thompson and Joseph A. Walker.

________________________________________________________________________
  ADDRESS CHANGE: PLEASE NOTE CHANGE HERE AND MARK BOX ON REVERSE SIDE


________________________________________________________________________

                                    (Continued and to be signed on reverse side)